Company Presentation UBS Conference February 2012 Exhibit 99.1

Safe Harbor
Safe Harbor
In keeping with the SEC’s “Safe Harbor” guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,”
“anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation:
general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition.  These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC.
This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

Agenda
Agenda
•
Hotel Industry Overview
•
Advantages of REITs
•
Ashford Overview
•
Remington Advantage
•
Asset Management Expertise
•
Most Highly-Aligned Management Team
•
Ashford Outperformance
•
Attractive Dividend

1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Hotel Industry Overview
Hotel Industry Overview

•
Hotel demand is generally driven by the overall economy
Source:  Smith Travel Research, U.S. Dept. of
Commerce BEA
-8.0
-6.0
-4.0
-2.0
0.0
2.0
4.0
6.0
8.0
10.0
Hotel Demand Growth vs . Real GDP Growth
Real GDP Growth Hotel Demand Growth

1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012F

Hotel Industry Overview
Hotel Industry Overview

• Supply growth occurs in cycles and growth above the long-term average is a significant drag on industry fundamentals
• We are currently experiencing minimal supply growth, and based on historical cyclical trends and the lack of development financing, very low supply growth is expected for the next several years
Source:  Smith Travel Research & PWC
-1.0
0.0
1.0
2.0
3.0
4.0
5.0
Supply Growth
Long-term avg
supply growth = 2.1

Jan 87
Jan 88
Jan 89
Jan 90
Jan 91
Jan 92
Jan 93
Jan 94
Jan 95
Jan 96
Jan 97
Jan 98
Jan 99
Jan 00
Jan 01
Jan 02
Jan 03
Jan 04
Jan 05
Jan 06
Jan 07
Jan 08
Jan 09
Jan 10
Jan 11
Jan 12

Hotel Industry Overview
Hotel Industry Overview

Source:  Smith Travel Research (non-seasonally
adjusted nominal monthly figures)
•
Revenue per available room (RevPAR) is THE key industry metric, also calculated as occupancy multiplied by average daily rate (ADR)
•
Real RevPAR is cyclical/mean-reverting, and it appears that it is still relatively early in the current up-cycle, as Real RevPAR is still below the long-term average
$52.00
$54.00
$56.00
$58.00
$60.00
$62.00
$64.00
$66.00
$68.00
$70.00
$72.00
$74.00
T- 3 Mo Avg Seasonally- Adjusted Real RevPAR
Long-term avg real
RevPAR = $65

1/1/2011
1/15/2011
1/29/2011
2/12/2011
2/26/2011
3/12/2011
3/26/2011
4/9/2011
4/23/2011
5/7/2011
5/21/2011
6/4/2011
6/18/2011
7/2/2011
7/16/2011
7/30/2011
8/13/2011
8/27/2011
9/10/2011
9/24/2011
10/8/2011
10/22/2011
11/5/2011
11/19/2011
12/3/2011
12/17/2011
12/31/2011
1/14/2012
1/28/2012
2/11/2012

Hotel Industry Overview
Hotel Industry Overview

Source:  Smith Travel Research
•
Despite some of the volatility in the economy here in the U.S. and abroad, RevPAR growth has remained consistently strong
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Week Ended
Trailing 28- Day U.S. RevPAR % Change

1948
1950
1952
1954
1956
1958
1960
1962
1964
1966
1968
1970
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

•
Hotels have historically been a good inflation hedge during periods of high inflation
Hotel Industry Overview
Hotel Industry Overview

Source:  Smith Travel Research, PKF & U.S. Dept. of Labor BLS
During periods of high inflation,
ADR growth has met or exceeded
inflation
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
ADR vs. CPI Growth
CPI Growth ADR Growth

Advantages of REITs
Advantages of REITs

Benefits
Use of
nonrecourse
debt
High-
quality real
estate
retains
value
Not a
financial
asset
Currently
difficult to
develop
Dividend
paying
Inflation
hedge
Hard asset

Ashford Highlights
Ashford Highlights

Portfolio Statistics*
Total Enterprise Value $4.1 B
Total Gross Assets $5.2 B
Peer Comparison 2
nd
Largest (out of 15)
# of Hotels 124
# of Owned Rooms 26,195
# of Property Managers 6
$ ADR $130.12
$ RevPAR $93.76
RevPAR Growth % 6.0%
Financial Statistics*
Recent Share Price $8.80 (2/22/12)
# Fully Diluted Shares 84.3 M
Leverage Ratio 58.8%
Debt Wtd. Avg. Maturity 4.1 Years
Debt Wtd. Avg. Cost 3.38%
Quarterly Dividend $0.11
Dividend Yield 5.0%
2011 AFFO per Share $1.86
Cash on Hand $167.6 M
* As of December 31, 2011

Highland Transaction Summary
Highland Transaction Summary

Transformational 28-hotel, $1.3 billion acquisition with 8,084 rooms,
Transformational 28-hotel, $1.3 billion acquisition with 8,084 rooms, completed 3/10/11
completed 3/10/11
Primarily upper-upscale and luxury full-service assets
Primarily upper-upscale and luxury full-service assets
Expands Ashford’s presence in key markets (Washington D.C and
Expands Ashford’s presence in key markets (Washington D.C and
NY/NJ) and into  new markets (Boston and Nashville)
NY/NJ) and into  new markets (Boston and Nashville)
Significant growth potential with affiliate manager Remington
Significant growth potential with affiliate manager Remington taking over management of 19 hotels
taking over management of 19 hotels
2010 EBITDA flows of 18% vs. AHT’s of 104% and NOI 36% below
2010 EBITDA flows of 18% vs. AHT’s of 104% and NOI 36% below peak
peak

High-Quality Portfolio
High-Quality Portfolio

Marriott Bridgewater
Hyatt Regency Coral Gables
Courtyard Seattle Downtown
Capital Hilton
Marriott Seattle Waterfront
Renaissance Tampa
Embassy Suites Portland Embassy Suites Las Vegas
Embassy Suites Silicon Valley
Renaissance Palm Springs Marriott DFW Airport
Marriott Plaza San Antonio Hilton Tampa Westshore
Ritz-Carlton Atlanta Renaissance Portsmouth

High-Quality Portfolio
High-Quality Portfolio

Hilton Parsippany The Melrose – D.C. Hyatt Regency Wind Watch
Boston Back Bay Hilton Renaissance Nashville Marriott Sugar Land
Hyatt Regency Savannah Westin Princeton The Silversmith - Chicago
Hilton La Jolla Torrey Pines Courtyard SF Downtown
Marriott Suites Market Center Marriott Legacy Center
Hilton Costa Mesa Courtyard Philadelphia

*MSA**

73%
16%
11%
Top 25
Top 50
Other

*Chain Scale**

58%
38%
3%
1%
Luxury
Upper Upscale
Upscale
Upper Midscale

*Brand Family**

53%
32%
3%
5%
4%
3%
Marriott
Hilton
Hyatt
Starwood
Intercontinental
Independent

Demand Mix

49%
23%
24%
4%
Transient - Corporate
Transient - Leisure
Group
Contract

Focused Portfolio Focused Portfolio 14 * %’s based on 2011 EBITDA

Advantages of Remington
Advantages of Remington

Share best
Share best
practices
practices
across brands
across brands
Aligned with
Aligned with
ownership
ownership
Immediate
Immediate
attention
attention
Keeps project
Keeps project
management
management
in-house
in-house
Operate the
Operate the
hotels as if
hotels as if
they owned
they owned
them
them
More owner-
More owner-
friendly cost
friendly cost
structure
structure
Constant
Constant
accessibility
accessibility
Additional
Additional
brand
brand
advocate
advocate
Less
Less
disruption
disruption
during
during
renovations
renovations
Check against
Check against
other
other
managers
managers
Company
Company
“drivers”
“drivers”
are
are
operationally
operationally
focused
focused
Reacts rapidly
Reacts rapidly
to real-time
to real-time
changes
changes

Asset Management Expertise
Asset Management Expertise

39%
8%
%
%
52%
51%
37%
%
104%
63%
0%
20%
40%
60%
80%
100%
120%
2007 2008 2009 2010 2011
49
41
53
HOTEL EBITDA FLOWS
(Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB & SHO) *
Peer Avg
AHT
*Note:  2011 excludes DRH, FCH & HT – financials not yet available

Asset Management Expertise
Asset Management Expertise

78
(106)
(487)
53
155
114
(58)
(406)
86
184
(600)
(500)
(400)
(300)
(200)
(100)
-
100
200
300
2007 2008 2009 2010 2011
Peer Avg
AHT
HOTEL EBITDA MARGIN Y-O-Y CHANGE (BPS)
(Peers include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, LHO, PEB & SHO) *
*Note:  2011 excludes DRH, FCH & HT – financials not yet available

1st Quarter	<95> Pre-Ashford	8.8% Pre-Ashford
2nd Quarter	231 Post-Ashford	94.9% Post-Ashford
3rd Quarter	288 Post-Ashford	78.6% Post-Ashford
4th Quarter	186 Post-Ashford	149.6% Post-Ashford

Asset Asset Management Management Expertise Expertise – – Highland Highland Portfolio Portfolio 18 GOP Margin Change BPS GOP Flow

Insider Ownership %
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
19%
16%
6%
4%
3%
3%
2%
2%
1%
1%
1%
1%
AHT
HT
CLDT
INN
FCH
HST
PEB
CHSP
DRH
SHO
BEE
LHO

Most Highly-Aligned Management Team Most Highly-Aligned Management Team 19 Source: 2011 Proxy Filings

•
•
Just prior to the downturn, management proactively managed
interest expense through a hedging strategy, which will have provided about $240m in cash flow at expiration in 2013
•
Because of this significant cash flow cushion, Ashford was able to buy back about half of the company during the financial crisis through common share repurchases
•
Common shares were repurchased at an average of $3.26 vs. today’s price of about $9
Unique Owner’s Mentality
Unique Owner’s Mentality

Management’s large ownership stake in the company drives
decisions that maximize shareholder return

Consistent Earnings Growth
Consistent Earnings Growth

•
Ashford strives to achieve consistently growing, stable earnings
$-
$0.41
$0.96
$1.13
$1.28
$1.31
$1.12
$1.50
$1.86
$-
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
2003 2004 2005 2006 2007 2008 2009 2010 2011
Ashford’s Historical AFFO per Share

2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4

Earnings Outperformance
Earnings Outperformance
•
Ashford has significantly outperformed REIT peers on an AFFO per share basis since the previous peak of mid-2007

140%
160%
60%
80%
100%
120%
0%
20%
40%
Ashford Peer Average
Source:  SNL & Company Filings
Peers Include:  BEE, DRH, FCH, HST, HT, LHO, SHO
(Q4 actuals used for AHT/HST/LHO/BEE/SHO, consensus used for DRH/FCH/HT)
TTM AFFO Per Share (2007Q2 = 100%)
+48%
-65%

Total Shareholder Return Since 2007Q2 (as of 2/22/12)

0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-7%
-11%
-12%
-23%
-31%
-33%
-38%
-40%
-60%
-70%
-82%
Ashford
Marriott
Starwood
Host
Lasalle
Hersha
Diamondrock
Peer Avg
Sunstone
Strategic
Felcor

Shareholder Return Outperformance
Shareholder Return Outperformance

•
Ashford has also significantly outperformed REIT peers and c-corp peers on a total shareholder return basis since the previous peak of mid-2007
Source:  Bloomberg

Attractive Dividend Yield & Coverage
Attractive Dividend Yield & Coverage

Ashford recently announced a 10%
dividend increase for 2012
•
Ashford’s dividend yield AND dividend coverage exceed the
peer average
Note:  2011 consensus AFFO per share used for DRH & HT
7.0
6.0
2.0
5.0
4.0
1.0
3.0
-
5.7%
5.0%
4.6%
4.5%
3.2%
2.6%
2.2%
1.7%
1.5%
1.3x
1.4x
4.7x
1.7x
2.0x
2.1x
2.9x
3.6x
6.6x
-
- -
Dividend Yield (as of 2/22/12) 2011 AFFO Per Share Dividend Coverage
CLDT AHT CHSP HT DRH Peer Avg PEB LHO HST BEE FCH SHO

Historical Dividend Coverage
Historical Dividend Coverage
•

0.9x
1.4x
1.4x
1.5x
1.6x
4.7x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5 x
3.0x
3.5x
4.0x
4.5x
5.0x
2004 2005 2006 2007 2008 2009 2010 2011
N/A N/A
Though Ashford didn’t pay
a dividend in 2009 & 2010,
it could have covered its
peak dividend  at 1.3x in
2009 & 1.8x in 2010
Ashford could have paid a covered dividend during the
recession, but chose to use the cash to maximize shareholder return through share repurchases
AFFO Per Share / Dividend Coverage

Conclusion
Conclusion
•
Best brands / high-quality portfolio
•
•
Management thinks and acts like owners due to significant
ownership stake
•
•
Very attractive dividend

Proven operational outperformance due to Ashford asset
management expertise
These factors have led to earnings and shareholder return
outperformance

Company Presentation UBS Conference February 2012